AMENDMENT NO. 1

to that certain

REVOLVING CREDIT AGREEMENT

          This AMENDMENT NO. 1 (this “Amendment”), dated as of February [__], 2006, is by and among CONTAINER APPLICATIONS INTERNATIONAL, INC., a Nevada corporation (the “Borrower”), the guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent for itself and the other Lenders (in such capacity, the “Syndication Agent”) and UNION BANK OF CALIFORNIA, N.A., as co-agent for itself and the other Lenders (in such capacity, the “Co-Agent” and together with the Administrative Agent and the Syndication Agent, the “Agents”). Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

          WHEREAS, the Borrower, the Lenders and the Agents are parties to that certain Revolving Credit Agreement, dated as of April 28, 2005 (as heretofore amended and in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

          WHEREAS, the Borrower has requested that the Agents and the Lenders amend certain of the terms and provisions of the Credit Agreement as set forth herein; and

          WHEREAS, subject to the terms and conditions set forth herein, the Agents and the Lenders party hereto have agreed amend the Credit Agreement as hereinafter provided.

          NOW THEREFORE, the parties hereto hereby agree as follows:

           §1.   Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in §5 below, the Credit Agreement is hereby amended as follows:

          (a)  The definition of “Consolidated Total Debt Service” in Section 1.1 of the Credit Agreement is hereby amended by deleting the parenthetical phrase “(excluding the Closing Interpool Repayment)” in clause (a) of such definition and substituting the parenthetical phrase “(excluding the Closing Interpool Repayment and any prepayment of the Interpool Subordinated Debt permitted under this Agreement)” in lieu thereof.

          (b)  Section 9.8 of the Credit Agreement is hereby amended by deleting the text “(ii) at the time of such prepayment, the ratio of (x) Senior Funded Debt to (y) Consolidated Adjusted Tangible Net Worth at such time shall not exceed 2.50:1.00” in the proviso in clause (d) in the second sentence of such Section 9.8 and substituting the following language in lieu thereof: “(ii) at the time of such prepayment, the ratio of (x) Senior Funded Debt to (y) Consolidated Adjusted Tangible Net Worth at such time shall not exceed (A) at any time prior to June 30, 2007, 3.00:1.00 or (B) at any time on or after June 30, 2007, 2.50:1.00".

(c) Section 10.4 of the Credit Agreement is hereby amended by deleting the following sentence appearing at the end of such Section 10.4:

“Notwithstanding the foregoing, in the event that the Borrower prepays (in whole or in part) the outstanding amount of Interpool Subordinated Debt (other than the Closing Interpool Repayment), the Borrower will not permit the ratio of (a) Senior Funded Debt to (b) Consolidated Adjusted Tangible Net Worth, as at any date of determination occurring on or after the date that such prepayment is made, to exceed 2.50:1.00.”

           §2.   Effectiveness. Upon the satisfaction of the condition precedent set forth in §5 below, the amendments provided for herein shall take effect as of the date hereof.

           §3.   Representations and Warranties. Each of the Borrower and the Guarantors, as the case may be, represents and warrants to the Lenders and the Agents as follows:

          (a)  Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct in all material respects on the date hereof.

          (b)  Authority, Etc. The execution and delivery by each of the Borrower and the Guarantors of this Amendment and the performance by each of the Borrower and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of the Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by the Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, the Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

          (c)  Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower or such Guarantor, enforceable against the Borrower or such Guarantor in accordance with their respective terms.

(d) No Default. Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

           §4.   Affirmation of Borrower and Guarantors.

          (a)  The Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Agents the Revolving Credit Loans, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein. The Borrower confirms and agrees that (i) the obligations of the Borrower to the Lenders and the Agents under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

          (b)  Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower’s payment and performance of its obligations to the Lenders and the Agents under the Credit Agreement as amended hereby. Each of the Guarantors hereby confirms and agrees that all references to the term “Credit Agreement” in that certain Guaranty, dated as of April 28, 2005, made by each of the Guarantors in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, shall hereafter refer to the Credit Agreement as amended hereby.

           §5.   Conditions to Effectiveness. The amendments provided for herein shall take effect as of the date of this Amendment, upon receipt by the Administrative Agent of a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrower, the Guarantors, the Required Lenders and the Administrative Agent, and in full force and effect.

           §6.   Miscellaneous Provisions. This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Agents to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Agents under the Credit Agreement or the other Loan Documents. THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower hereby agrees to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CONTAINER APPLICATIONS
INTERNATIONAL, INC.

By:
       Name: M. Nishibori
       Title: CFO

CONTAINER APPLICATIONS
INTERNATIONAL (U.K.), LTD.,
as Guarantor

By:
       Name: M. Nishibori
       Title: Director

CONTAINER APPLICATIONS
INTERNATIONAL (MALAYSIA) SDN
BHD, as Guarantor

By:
       Name: M. Nishibori
       Title: Authorized Representative

CONTAINER APPLICATIONS
INTERNATIONAL CORPORATION,
as Guarantor

By:
       Name: M. Nishibori
       Title: Director

SKY CONTAINER TRADING
LIMITED, as Guarantor

By:
       Name: M. Nishibori
       Title: Director

SKY DOMESTIC CONTAINER
LEASING LIMITED, as Guarantor

By:
       Name: M. Nishibori
       Title: Director

BANK OF AMERICA, N.A., as
Administrative Agent

By:
       Name:
       Title:

BANK OF AMERICA, N.A., as Lender,
Swing Line Lender and L/C Issuer

By:
       Name:
       Title:

LASALLE BANK NATIONAL
ASSOCIATION, as a Lender and as
Syndication Agent

By:
       Name:
       Title:

UNION BANK OF CALIFORNIA, N.A.,
as a Lender and as Co-Agent

By:
       Name:
       Title:

CALIFORNIA BANK & TRUST, as a
Lender

By:
       Name:
       Title:

COMERICA BANK, as a Lender

By:
       Name:
       Title:

NATEXIS BANQUES POPULAIRES, as a
Lender

By:
       Name:
       Title:

By:
       Name:
       Title:

ING BANK NV, as a Lender

By:
       Name:
       Title:

By:
       Name:
       Title:

FLEET NATIONAL BANK, as L/C Issuer of
Existing Letters of Credit

By:
       Name:
Title: